Exhibit 10.49

AMENDMENT NO. 1 TO

AFFILIATION AGREEMENT

This Amendment No. 1 (this “Amendment”) is entered into as of September 29, 2012, by and between Cancer Genetics, Inc., a Delaware corporation (“CGI”), and Mayo Foundation for Medical Education and Research, a Minnesota nonprofit corporation (“Mayo”), amends that certain Affiliation Agreement, dated as of November 7, 2011, by and between CGI and Mayo (the “Affiliation Agreement”). To the extent not otherwise defined herein, the capitalized terms used herein shall have the meanings assigned to them in the Affiliation Agreement.

WITNESSETH:

WHEREAS, Section 7.5 of the Affiliation Agreement provides that the Affiliation Agreement may be amended by the unanimous written consent of the Members which, as of the date hereof, are CGI and Mayo;

WHEREAS, Section 5.1 of the Affiliation Agreement sets forth that the Closing shall take place on August 1, 2012 or on such earlier date as the Parties mutually agree; and

WHEREAS, the Parties desire to enter into this Amendment to extend the Closing Date to December 15, 2012 or such earlier date as the Parties mutually agree.

NOW, THEREFORE, in consideration of the premises and covenants hereafter contained, the parties hereto, intending to be legally bound, hereby agree as follows:

1. The words “August 1, 2012” contained in Section 5.1 of the Affiliation Agreement shall be replaced in their entirety by the words “December 15, 2012.”

2. Other than as specifically set forth herein, all other terms and conditions of the Affiliation Agreement are and will remain unchanged and in full force and effect.

3. This Amendment shall be construed and enforced in accordance with the laws of the State of Minnesota without regard to conflicts of law principles.

4. This Amendment may be executed in counterparts (facsimile or other electronic signatures shall be deemed acceptable and binding), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each party has executed, or caused to be executed by a duly authorized individual, this Amendment as of the date first set forth above.

CANCER GENETICS, INC.

By:	/s/ Panna Sharma
Name: Panna Sharma
Title: President & CEO

MAYO FOUNDATION FOR MEDICAL EDUCATION AND RESEARCH

By:	/s/ James A. Rogers III
Name: James A. Rogers III
Title: Chair, Mayo Clinic Ventures

[Signature Page to Amendment No. 1 to Affiliation Agreement]